Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 5 TO TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 5 TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of December 7, 2021, is among TEAM, INC., a Delaware corporation (the “Borrower”) and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Term Loan Credit Agreement, dated as of December 18, 2020 (from time to time further amended, supplemented, restated, amended and restated or otherwise modified the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement); and

WHEREAS, the Borrower and the Lenders have entered into that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of October 19, 2021, under which the Lenders agreed to amend the Credit Agreement to extend certain interest payment dates with respect to the Initial Term Loans to October 29, 2021; and

WHEREAS, the Borrower and the Lenders have entered into that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of October 29, 2021, under which the Lenders agreed to amend the Credit Agreement to further extend such interest payment dates with respect to the Initial Term Loans to November 15, 2021; and

WHEREAS, the Borrower and the Lenders have entered into that certain Amendment No. 3 to Term Loan Credit Agreement, dated as of November 9, 2021, under which the Lenders agreed to amend the Credit Agreement to permit the incurrence of the Corre Debt Facility to the Borrower; and

WHEREAS, the Borrower and the Lenders have entered into that certain Amendment No. 4 to Term Loan Credit Agreement, dated as of December 1, 2021, under which the Lenders agreed to further amend the Credit Agreement and the Lenders have agreed to extend the date upon which Borrower must issue the Additional Warrants and/or Corre Warrants to 11:59 P.M. on December 7, 2021; and

WHEREAS, the Borrower and the Lenders have agreed to further amend the Credit Agreement and the Lenders have agreed, subject to the terms and conditions set forth herein, to extend the date upon which Borrower must issue the Additional Warrants and/or Corre Warrants to 11:59 P.M. on December 8, 2021; and

WHEREAS, the Borrower and the Lenders are willing to effect such amendment on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement.

Section 7.18 of the Credit Agreement is, effective as of the Amendment No. 5 Effective Date, hereby amended to replace each reference to “11:59 P.M. on December 7, 2021” therein with a reference to “11:59 P.M. on December 8, 2021”.

2.	Effectiveness; Conditions Precedent.

The amendment contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 5 Effective Date”):

(a)	the Agent shall have received counterparts to this Amendment, duly executed by the Borrower and each Lender; and

(b)	each of the representations and warranties made by the Borrower in Section 3 hereof shall be true and correct.

3.	Representations and Warranties.

In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders, for itself and for each other Loan Party, as follows:

(a)	that both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;

(b)

the execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, do not contravene the Borrower’s Governing Documents and do not and will not contravene any Material Contract;

(c)	this Amendment has been duly executed and delivered on behalf of the Borrower;

(d)

this Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(e)

that the representations and warranties listed in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects as of the Amendment No. 5 Effective Date (except that such materiality qualifier shall not apply to any representations and warranties that already are qualified or modified by materiality in the text thereof);

(f)

since the Amendment No. 1 Effective Date, each of the Loan Parties has not (or has not caused any Subsidiary to have) entered into any transaction (including the incurrence of any Indebtedness), or made any payment or transfer, or taken any other action that would have constituted as an Event of Default under Section 10.1(l) of the Credit Agreement (except for the execution of Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4) if such provision had been in effect from and after the Amendment No. 1 Effective Date; and

(g)

all written disclosure provided to the Lenders regarding the Borrower, the other Loan Parties and their Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Borrower, the other Loan Parties and their Subsidiaries (other than projections, forward looking information or information of a general economic or general industry nature) is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not materially misleading. Projections and forward looking information (including forecasts and other forward-looking information) were based on good faith estimates and assumptions believed to be reasonable at the time made; it being recognized by the Agent and the Lenders that such projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, the other Loan Parties and the Subsidiaries, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material.

4.	Entire Agreement.

This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 of the Credit Agreement (Amendments, Waivers and Consents).

5.	Full Force and Effect of Credit Agreement.

This Amendment is a Loan Document (and the Borrower agrees that the “Obligations” secured by the Collateral shall include any and all obligations of the Borrower under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

6.	Counterparts; Effectiveness.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

7.	Governing Law; Jurisdiction; Waiver of Jury Trial.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (Submission to Jurisdiction) and 12.17 (Jury Trial) of the Credit Agreement are hereby incorporated herein by this reference.

8.	References.

All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

9.	Reaffirmation.

Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each of the Loan Parties hereto hereby irrevocably and unconditionally ratifies its grant of security interest and pledge under the Guaranty and Security Agreement and each Loan Document and confirms that the liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.

Each of the Loan Parties hereto, as debtor, grantor, mortgagor, pledger, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor, or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interest and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TEAM, INC., as Borrower

By:	/s/ André C. Bouchard
Name: André C. Bouchard
Title: Executive Vice President, Chief Legal Officer and Secretary

[Team, Inc. Term Loan Credit Agreement

Amendment No. 5 Signature Page]

APSC HOLDCO I, L.P., as Lender

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

[Team, Inc. Term Loan Credit Agreement

Amendment No. 5 Signature Page]